UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2018

Item 1:  Report to Shareholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2018

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2018, the Fund gained 0.86% (in U.S. currency) compared to a decrease of 0.96% for the MSCI All Country World Index (Net) (the "Index"). For the last 12 months, the Fund gained 19.39% (in U.S. currency) compared to an increase of 14.85% for the Index.

The biggest performance laggards of the quarter were Sodexo, Britvic, WPP, Nestle and Shawcor.1 Sodexo, based in France, is a world-leading provider of catering and facility management services. The recent slowdown in its business is discussed later in this commentary. WPP, based in the UK, is a leading global advertising, media management, public relations and communication services company. Along with other traditional advertising-related businesses, WPP has suffered from fears over the market shift to digital platforms. Reduced ad spending by its large consumer goods customers has also weighed on results in recent periods.

Page Group, Edenred, Booking Holdings, Scout24 and Ambev were the top performance contributors for the quarter.2 Page Group, based in the UK, is a leading global employment recruiter for permanent and temporary staffing. Based in France, Edenred is one of the world's leading prepaid corporate vouchers companies. Typically, these vouchers are used for restaurant meals. Strengthening economies in key markets, particularly France, are boosting the voucher business. The group's expansion into adjacent expense management services is also generating promising results.

While we are pleased with the first quarter outcome, we continue to believe short-term performance is not the best way to judge results. As value investors, we seek to buy businesses at a discount. Stock prices can, and often do, decline after purchases. We also know that market sentiment towards an industry, or even a specific company, often shifts significantly from one year to the next. It typically takes several years for discounts to our estimates to unwind. That is why we advocate evaluating the Fund's performance over longer periods, ideally over a market cycle.

Key performers

Our worst-performing holding this quarter was Sodexo, which declined 23.25% (in U.S. currency).3 Based in France, the company is a world-leading provider of catering and facility management services. Sodexo also operates a well-established benefits and rewards business. At the end of 2017, the company underwent a management transition with a new CEO replacing a long-tenured predecessor.

Subsequently, in advance of reporting first quarter results, the company announced lower growth and profitability than expected. In particular, the North American Health Care and Education businesses suffered. In both segments, growth declined compared to the prior year, as the company signed fewer new customers, and recent customer additions grew slower than expected. Profits were impacted due to the slower growth and the inability to offset higher-than-expected wage inflation.

1  Worst performers based on the percentage of the issuer's share price change from Dec. 31, 2017 to Mar. 31, 2018 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of 3/31/18, position sizes as follows: Sodexo: 2.5%; Britvic 2.6%; WPP 2.3%, Nestle 2.5% and Shawcor 1.5%.

2  Best performers based on the percentage of the issuer's share price change from Dec. 31, 2017 to Mar. 31, 2018 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of 3/31/18, position sizes as follows: Page Group: 2.4%; Edenred 2.0%; Booking Holdings 2.7%, Scout24 2.0% and Ambev 2.0%.

3  Worst performer is based on the percentage of Sodexo's share price change from Dec. 31, 2017 to Mar. 31, 2018 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of Mar. 31, 2018, Sodexo represented 2.5% of the Fund's total assets.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The challenges facing the business are real, but over time we expect growth to improve and higher labor costs to be passed through to customers. The foodservice outsourcing market continues to offer reasonable underlying growth prospects as well as opportunities for large companies, like Sodexo, to take share from in-house or local competitors. The business requires limited investment, generates attractive returns on capital, and has limited financial leverage and good cash flow generation. Offering a 4% dividend yield and an 8% free cash flow yield, we believe Sodexo shares trade at an attractive discount to estimated intrinsic value.

Our best-performing holding this quarter was Booking Holdings, which was up 19.72% (in U.S. currency).4 Based in the United States, the company is one of the world's leading online travel agencies. Slowing growth and higher marketing expenses had weighed on the shares in the second half of 2017. Results reported during the first quarter showed reaccelerating growth and improved profitability. In response to the U.S. tax code changes, the company also announced an $8 billion share repurchase plan, utilizing cash previously held overseas.

Portfolio activity

We made several new purchases in the first quarter, including Capgemini, Randstad, IMCD, ISS and Grandvision. Based in France, Capgemini is a leading global information technology consulting, outsourcing and professional services company. Randstad, based in the Netherlands, is a leading global employment recruiter for temporary and permanent staffing. IMCD, based in the Netherlands, is a global distributor of specialty chemicals and food ingredients. Based in Denmark, ISS is a global facilities services company. Grandvision, based in the Netherlands, sells and distributes prescription vision correction products.

We also sold the following companies: Worldpay, Howden Joinery, Ansell, Swatch and Novo Nordisk. Based in the United States, Worldpay is a leading merchant acquirer and online payments processing company. Based in the UK, Howden Joinery designs, manufactures and sells fitted kitchens. Ansell, based in Australia, manufactures and sells gloves and other protective clothing. Swatch, based in Switzerland, manufactures watches, watch components and jewelry. Novo Nordisk, based in Denmark, is a leading global manufacturer of pharmaceutical products to treat diabetes. In each case, the holding was sold because the company's share price had reached its estimated intrinsic value.

Portfolio profile

We owned 48 disclosed positions as of March 31. This is similar to the number of companies held in recent quarters.

Most of the Fund's positions are in large-cap companies (with a weighted average capitalization of approximately $75 billion). However, we do not consider a company's size to be a determinative criterion from an investment perspective. Reflecting a median capitalization of approximately $16 billion, we are invested across a wide range of market capitalization sizes, including several businesses that are considered mega-caps.

At quarter end, most of the Fund's total assets were invested in companies domiciled in Europe (about 61%). The United States represented about 20% of the Fund's total assets, with Asia-Pacific about 5% of the Fund's total assets, and the balance in other regions and cash. Where a company is domiciled is largely irrelevant to us, however, since many of our holdings are large companies that conduct business on a global scale. That means they often generate significant amounts of their cash outside their home countries, rendering traditional country classifications less useful.

4  Best performer is based on the percentage of Booking Holding's share price change from Dec. 31, 2017 to Mar. 31, 2018 in U.S. currency. This share price change does not equate with the performance of the holding in the Fund's portfolio. As of Mar. 31, 2018, Booking Holdings represented 2.7% of the Fund's total assets.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

It's worth noting that the 20% weighting in the United States is the lowest since we began managing the Fund. Finding high-quality companies in the United States has never been an issue. The low current weighting is a reflection of the lack of attractive valuation opportunities among those quality businesses.

We thank you, as always, for your confidence, and look forward to continuing to serve your interests as shareholders of the FPA Paramount Fund.

Respectfully submitted,

The World Value Team

Gregory Herr	Pierre O. Py
Portfolio Manager	Portfolio Manager
March 31, 2018

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.
PORTFOLIO SUMMARY

March 31, 2018 (Unaudited)

Common Stocks		98.2%
Packaged Food	8.2%
Beverages	7.2%
Internet Based Services	7.0%
Infrastructure Software	5.1%
Advertising & Marketing	4.8%
Professional Services	4.7%
Other Spec Retail — Discretionary	4.5%
Internet Media	3.8%
Other Commercial Services	3.8%
Application Software	3.5%
Other Common Stocks	3.1%
Health Care Services	3.0%
Airlines	2.9%
Non Wood Building Materials	2.7%
Banks	2.6%
Specialty Chemicals	2.5%
Entertainment Content	2.5%
Food Services	2.4%
Information Technology Services	2.4%
Building Maintenance Services	2.3%
Mass Merchants	1.8%
Flow Control Equipment	1.8%
Automotive Retailers	1.7%
Medical Equipment	1.7%
Food & Drug Stores	1.7%
Security Services	1.7%
Containers & Packaging	1.5%
Large Pharma	1.5%
Oil & Gas Services & Equipment	1.5%
Aircraft & Parts	1.4%
Communications Equipment	1.1%
Industrial Distribution & Rental	1.0%
Health Care Supplies	0.8%
Short-term Investments		0.6%
Other Assets And Liabilities, Net		1.2%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2018
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PACKAGED FOOD — 8.2%
Alicorp SAA (Peru)	1,032,118	$3,599,240
Danone SA (France)	33,290	2,699,228
Frutarom Industries Ltd. (Israel)	41,670	3,831,453
Nestle SA (Switzerland)	57,090	4,512,478
		$14,642,399
BEVERAGES — 7.2%
Ambev SA (Brazil)	497,516	$3,627,258
Britvic plc (Britain)	480,414	4,602,219
Fomento Economico Mexicano SAB de CV (Mexico)	507,961	4,649,603
		$12,879,080
INTERNET BASED SERVICES — 7.0%
Booking Holdings, Inc.(a)	2,300	$4,784,897
Just Eat plc (Britain)(a)	416,499	4,078,518
Scout24 AG (Germany)	76,666	3,574,697
		$12,438,112
INFRASTRUCTURE SOFTWARE — 5.1%
Microsoft Corporation	56,000	$5,111,120
Oracle Corporation	85,770	3,923,977
		$9,035,097
ADVERTISING & MARKETING — 4.8%
DKSH Holding AG (Switzerland)	22,554	$1,834,064
Publicis Groupe SA (France)	37,100	2,583,340
WPP plc (Britain)	256,680	4,079,065
		$8,496,469
PROFESSIONAL SERVICES — 4.7%
Pagegroup plc (Britain)	562,583	$4,239,559
Randstad Holding NV (Netherlands)	62,940	4,145,227
		$8,384,786
OTHER SPEC RETAIL — DISCRETIONARY — 4.5%
GrandVision NV (Netherlands)	203,569	$4,641,152
Luxottica Group SpA (Italy)	53,420	3,318,696
		$7,959,848
INTERNET MEDIA — 3.8%
Alphabet, Inc. (Class C)(a)	4,060	$4,189,067
Baidu, Inc. (ADR) (China)(a)	11,836	2,641,677
		$6,830,744
OTHER COMMERCIAL SERVICES — 3.8%
ALS, Ltd. (Australia)	554,170	$3,189,081
Edenred (France)	101,870	3,543,298
		$6,732,379

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 3.5%
Amadeus IT Group SA (Spain)	30,110	$2,228,234
SAP SE (Germany)	38,840	4,077,491
		$6,305,725
HEALTH CARE SERVICES — 3.0%
Laboratory Corp. of America Holdings(a)	13,230	$2,139,953
MEDNAX, Inc.(a)	56,570	3,146,989
		$5,286,942
AIRLINES — 2.9%
Ryanair Holdings plc (Ireland)(a)	265,625	$5,233,887
NON WOOD BUILDING MATERIALS — 2.7%
Cie de Saint-Gobain (France)	91,760	$4,845,387
BANKS — 2.6%
AIB Group plc (Ireland)	771,430	$4,643,515
SPECIALTY CHEMICALS — 2.5%
IMCD Group NV (Netherlands)	73,299	$4,508,426
ENTERTAINMENT CONTENT — 2.5%
Twenty-First Century Fox, Inc. (Class B)	121,500	$4,418,955
FOOD SERVICES — 2.4%
Sodexo SA (France)	43,290	$4,357,050
INFORMATION TECHNOLOGY SERVICES — 2.4%
Capgemini SE (France)	34,160	$4,262,294
BUILDING MAINTENANCE SERVICES — 2.3%
ISS A/S (Denmark)	108,998	$4,048,127
MASS MERCHANTS — 1.8%
Dollar General Corporation	34,280	$3,206,894
FLOW CONTROL EQUIPMENT — 1.8%
Sulzer AG (Switzerland)	24,234	$3,189,964

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
AUTOMOTIVE RETAILERS — 1.7%
O'Reilly Automotive, Inc.(a)	12,520	$3,097,198
MEDICAL EQUIPMENT — 1.7%
Koninklijke Philips NV (Netherlands)	80,200	$3,071,016
FOOD & DRUG STORES — 1.7%
Empire Co. Ltd. (Class A) (Canada)	149,210	$2,994,971
SECURITY SERVICES — 1.7%
Prosegur Cia de Seguridad SA (Spain)	388,969	$2,991,658
CONTAINERS & PACKAGING — 1.5%
Brambles, Ltd. (Australia)	351,740	$2,714,679
LARGE PHARMA — 1.5%
Sanofi (France)	33,550	$2,692,053
OIL & GAS SERVICES & EQUIPMENT — 1.5%
ShawCor, Ltd. (Canada)	140,010	$2,651,643
AIRCRAFT & PARTS — 1.4%
Meggitt plc (Britain)	408,380	$2,477,449
COMMUNICATIONS EQUIPMENT — 1.1%
Cisco Systems, Inc.	45,730	$1,961,360
INDUSTRIAL DISTRIBUTION & RENTAL — 1.0%
Ashtead Group plc (Britain)	64,132	$1,748,671
HEALTH CARE SUPPLIES — 0.8%
Essilor International SA (France)	9,880	$1,332,818
OTHER COMMON STOCKS — 3.1%(b)		$5,436,961
TOTAL COMMON STOCKS — 98.2% (Cost $155,427,174)		$174,876,557
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $155,427,174)		$174,876,557

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2018
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 0.6%
State Street Bank Repurchase Agreement — 0.28% 4/2/2018 (Dated 03/29/2018, repurchase price of $1,124,035, collateralized by $1,170,000 principal amount U.S. Treasury Notes — 2.25% 2024, fair value $1,148,843)	$1,124,000	$1,124,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,124,000)		$1,124,000
TOTAL INVESTMENTS — 98.8% (Cost $156,551,174)		$176,000,557
Other Assets and Liabilities, net — 1.2%		2,161,715
NET ASSETS — 100.0%		$178,162,272

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $155,427,174)	$174,876,557
Short-term investments — at amortized cost (maturities 60 days or less)	1,124,000
Foreign currencies at value (identified cost $13,801)	13,845
Cash	770
Receivable for:
Investment securities sold	2,736,144
Dividends and interest	955,406
Capital Stock sold	32,767
Unrealized gain on foreign currency contracts	43
Prepaid expenses and other assets	2,790
Total assets	179,742,322
LIABILITIES
Payable for:
Investment securities purchased	1,238,047
Advisory fees	131,163
Capital Stock repurchased	92,163
Line of Credit	12,979
Accrued expenses and other liabilities	103,817
Unrealized loss on foreign currency contracts	1,881
Total liabilities	1,580,050
NET ASSETS	$178,162,272
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share; authorized 100,000,000 shares; outstanding 7,957,626 shares	$1,989,407
Additional Paid-in Capital	147,311,582
Accumulated net realized gain on investments	9,420,644
Accumulated net investment loss	(27,140)
Unrealized appreciation of investments	19,467,779
NET ASSETS	$178,162,272
NET ASSET VALUE
Offering and redemption price per share	$22.39

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2018
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $87,892)	$1,131,194
Total investment income	1,131,194
EXPENSES
Advisory fees	904,805
Legal fees	76,897
Director fees and expenses	56,342
Transfer agent fees and expenses	41,686
Reports to shareholders	39,700
Audit and tax services fees	27,597
Custodian fees	26,697
Filing fees	18,079
Administrative services fees	4,148
Professional fees	3,747
Other	29,685
Total expenses	1,229,383
Reimbursement from Adviser	(71,465)
Net expenses	1,157,918
Net investment loss	(26,724)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	14,257,174
Foreign currency transactions	10,677
Net change in unrealized appreciation (depreciation) of:
Investments	(4,760,701)
Forward foreign currency contracts	(1,838)
Translation of foreign currency denominated amounts	8,303
Net realized and unrealized gain	9,513,615
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,486,891

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(26,724)	$657,494
Net realized gain	14,267,851	2,416,087
Net change in unrealized appreciation (depreciation)	(4,754,236)	31,170,550
Net increase in net assets resulting from operations	9,486,891	34,244,131
Distributions to shareholders from:
Net investment income	(629,503)	(1,478,352)
Total distributions	(629,503)	(1,478,352)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,951,045	5,680,836
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	380,337	911,695
Cost of Capital Stock repurchased	(9,157,047)	(14,277,683)*
Net decrease from Capital Stock transactions	(4,825,665)	(7,685,152)
Total change in net assets	4,031,723	25,080,627
NET ASSETS
Beginning of period	174,130,549	149,049,922
End of period	$178,162,272	$174,130,549
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	179,328	291,380
Shares issued to shareholders upon reinvestment of dividends and distributions	17,271	52,156
Shares of Capital Stock repurchased	(412,843)	(757,497)
Change in Capital Stock outstanding	(216,244)	(413,961)

*  Net of redemption fees of $1 for the year ended September 30, 2017, see Note 6.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2018		Year Ended September 30
	(Unaudited)		2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of period	$21.30		$17.36	$15.42	$17.47	$25.68	$20.00
Income from investment operations:
Net investment income (loss)*	—	**	0.08	0.18	0.08	0.16	0.03
Net realized and unrealized gain (loss) on investment securities	1.17		4.04	1.84	(1.35)	(0.01)	5.69
Total from investment operations	1.17		4.12	2.02	(1.27)	0.15	5.72
Less distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.08)	(0.25)	—	(0.03)
Distributions from net realized capital gains	—		—	—	(0.53)	(8.36)	(0.01)
Total distributions	(0.08)		(0.18)	(0.08)	(0.78)	(8.36)	(0.04)
Redemption fees	—		— **	— **	— **	— **	— **
Net asset value at end of period	$22.39		$21.30	$17.36	$15.42	$17.47	$25.68
Total investment return***	5.49%		23.92%	13.19%	(7.63)%	(0.55)%	28.64%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$178,162		$174,131	$149,050	$153,633	$303,928	$326,045
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.37	%†	1.44%	1.43%	1.32%	1.22%	0.92%
After reimbursement from Adviser	1.29	%†	1.29%	1.29%	1.30%	1.06%	0.92%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.11	)%†	0.27%	0.99%	0.46%	0.76%	0.13%
After reimbursement from Adviser	(0.03	)%†	0.41%	1.13%	0.48%	0.92%	0.13%
Portfolio turnover rate	96	%†	72%	52%	38%	113%	19%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2018
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Common Stocks and other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $94,436,541 for the period ended March 31, 2018. The proceeds and cost of securities sold resulting in net realized gains of

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

$14,267,851 aggregated $82,627,507 and $68,359,656, respectively, for the period ended March 31, 2018. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2018, was $155,761,315 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2018, for federal income tax purposes was $23,275,146 and $4,159,904, respectively resulting in net unrealized appreciation of $19,115,242. As of and during the period ended March 31, 2018, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2013 or by state tax authorities for years ended on or before September 30, 2012.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018.

For the period ended March 31, 2018, the Fund paid aggregate fees and expenses of $56,342 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

Effective June 26, 2017, the Board of Directors of the Fund approved the removal of the 2% redemption fee. Prior to that date, a redemption fee of 2% applied to redemptions within 90 days of purchase. For the period ended March 31, 2018, there were no redemption fees collected.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

foreign securities. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2018:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Packaged Food	$3,599,240	$11,043,159	—	$14,642,399
Beverages	8,276,861	4,602,219	—	12,879,080
Internet Based Services	4,784,897	7,653,215	—	12,438,112
Infrastructure Software	9,035,097	—	—	9,035,097
Advertising & Marketing	—	8,496,469	—	8,496,469
Professional Services	—	8,384,786	—	8,384,786
Other Spec Retail — Discretionary	—	7,959,848	—	7,959,848
Internet Media	6,830,744	—	—	6,830,744
Other Commercial Services	—	6,732,379	—	6,732,379
Application Software	—	6,305,725	—	6,305,725
Health Care Services	5,286,942	—	—	5,286,942
Airlines	—	5,233,887	—	5,233,887
Non Wood Building Materials	—	4,845,387	—	4,845,387
Banks	4,643,515	—	—	4,643,515
Specialty Chemicals	—	4,508,426	—	4,508,426
Entertainment Content	4,418,955	—	—	4,418,955
Food Services	—	4,357,050	—	4,357,050

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Information Technology Services	—	$4,262,294	—	$4,262,294
Building Maintenance Services	—	4,048,127	—	4,048,127
Mass Merchants	$3,206,894	—	—	3,206,894
Flow Control Equipment	—	3,189,964	—	3,189,964
Automotive Retailers	3,097,198	—	—	3,097,198
Medical Equipment	—	3,071,016	—	3,071,016
Food & Drug Stores	2,994,971	—	—	2,994,971
Security Services	—	2,991,658	—	2,991,658
Containers & Packaging	—	2,714,679	—	2,714,679
Large Pharma	—	2,692,053	—	2,692,053
Oil & Gas Services & Equipment	2,651,643	—	—	2,651,643
Aircraft & Parts	—	2,477,449	—	2,477,449
Communications Equipment	1,961,360	—	—	1,961,360
Industrial Distribution & Rental	—	1,748,671	—	1,748,671
Health Care Supplies	—	1,332,818	—	1,332,818
Other Common Stocks	—	5,436,961	—	5,436,961
Short-Term Investment	—	1,124,000	—	1,124,000
	$60,788,317	$115,212,240	—	$176,000,557

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were transfers of $72,593,631 out of Level 1 into Level 2 during the period ended March 31, 2018. The transfers between Level 1 and 2 of the fair value hierarchy during the period ended March 31, 2018, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

NOTE 8 — Line of Credit

The Fund, along with FPA (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA International Value Fund pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended March 31, 2018, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2018, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$1,124,000	$1,124,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $1,148,843 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2018 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2017	$1,000.00	$1,000.00
Ending Account Value March 31, 2018	$1,054.90	$1,018.50
Expenses Paid During Period*	$6.61	$6.49

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2018 (182/365 days).

FPA PARAMOUNT FUND, INC.
PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The nonpublic personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LLC.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and

FPA PARAMOUNT FUND, INC.
PRIVACY POLICY

Continued

enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website, the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Independent Directors
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 2	Consultant. ML2Advisors, LLC. Former Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 4	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 5	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Interested Director(2)
J. Richard Atwood – 1960	Director* and President Years Served: 20	Managing Partner of the Adviser.	7

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Officers
Gregory A. Herr – 1972	Portfolio Manager Years Served: 6	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
Pierre O. Py – 1976	Portfolio Manager Years Served: 6	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: 1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Director and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA PARAMOUNT FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94014

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, California 90013

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpafunds.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)      Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 7, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 7, 2018